HARROW HEALTH INC.

INVESTOR FACT SHEET

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Our History

Corporate Presentation

Letters to Stockholders



Ophthalmic Focused

Highlights

(as of September 30, 2021)

- **Share Price**
  $9.09
- **52-week low/high**
  $4.76 - $11.07
- **Shares Outstanding**
  26.9 million
- **Average Daily Volume**
  $169,322 (over 3 months)
- **Market Capitalization**
  $245 million
- **3Q21 YTD Revenue**
  $52.3 million
- **3Q21 YTD Adjusted EBITDA***
  (a non-GAAP measure)
  $14.9 million
- **3Q21 YTD Gross Margin**
  75%
- **Cash and Cash Equivalents**
  $58 million
- **Insider ownership**
  17% (April 5, 2021, Proxy)

Contact Information:

Jamie Webb
Director, Communications
and Investor Relations
615-733-4737

About the Company:

Harrow Health, Inc. (NASDAQ: HROW), an ophthalmic-focused healthcare company, owns and operates ImprimisRx, a vertically integrated manufacturing, commercial, and distribution platform and one of the nation's leading ophthalmology-focused pharmaceutical brands.

Harrow also holds non-controlling, but significant, equity positions in Eton Pharmaceuticals, Surface Ophthalmics and Melt Pharmaceuticals, all of which started as Harrow Health subsidiaries.

Harrow owns royalty rights in four clinical stage drug candidates being developed by Surface Ophthalmics and Melt Pharmaceuticals.

Investment Highlights:

Record Financial Results – The Company's growth trajectory continued during the third quarter of 2021. Harrow's team delivered 53% year-over-year YTD revenue growth, 776% growth in year-over-year YTD Adjusted EBITDA[1] and set company record highs in many other key operational metrics.

Large, Growing, Focused Markets – Harrow operates in large and growing ophthalmic markets, such as ocular surgeries (5.5 million), intravitreal injections (8+ million), glaucoma (3+ million), and dry eye disease (16+ million).

Continued Expansion of Value to Customers – During the past 18 months, Harrow acquired, in-licensed, or partnered on seven new ophthalmic products:

- Acquired U.S. and Canada rights to AMP-100, an anesthetic drug candidate for intraoperative ocular pain, and submitted a new drug application (NDA) to the FDA. The annualized volume run rate for U.S. cataract surgeries and intravitreal injections is 12.5 million.[2]

- Acquired U.S. and Canada rights to MAQ-100, a drug candidate for visualization of the vitreous during vitrectomy, which has been sold in Japan since 2010 under the name of MaQaid®. Harrow expects to meet with FDA in 1Q22 to finalize development plan, including leveraging Japanese data for U.S. market NDA submission. The annualized procedure run rate for vitrectomies is 400,000.[2]

- Acquired U.S. rights to four FDA-approved branded eye drops – IOPIDINE® 1% and 0.5%, MAXITROL®, and MOXEZA®, which the Company intends to revitalize.

- Expanded commercial alliance with EyePoint Pharmaceuticals for DEXYCU®, an FDA-approved treatment for post-operative inflammation subsequent to ocular surgeries. Under the terms of the new alliance, ImprimisRx, Harrow's wholly owned subsidiary, assumed full responsibility for U.S. sales and marketing activity for DEXYCU, effective January 1, 2022.

Exciting, Value-Driving, Near-Term Events – The Company is continuing to evaluate additional product and product candidate acquisitions and partnerships, which are in various stages of negotiation and due diligence. Surface Ophthalmics and Melt Pharmaceuticals both expect to release topline Phase 2 clinical study results in the first half of 2022 on their lead drug candidates. Harrow owns 20% of the equity interests in Surface Ophthalmics and 46% of the equity interests in Melt Pharmaceuticals, along with royalty rights on their drug candidates.

[1]A reconciliation of all non-GAAP measures are included in the Company's Letter to Stockholders, available on its website.
[2]According to a September 2021 report by *Market Scope*, a third-party provider of market data.

Selected Financial Data:



YTD Record Revenues, Gross Margin and Assets
(Revenues and Assets in Thousands)
2014
2015
2016
2017
2018
2019
2020
3Q YTD 2021
$1,660
$10,242
$9,716
$14,131
$19,942
$27,247
$26,774
$23,917
$41,372
$49,451
$51,165
$59,085
$48,871
$57,474
$52,300
$102,801
34%
46%
51%
50%
60%
67%
70%
75%
Consolidated Revenues
Assets
Gross Margin
HARROW HEALTH INC.



Adjusted E(L)BITDA Growth and Expense Control
(Dollars in Thousands)
199%
130%
95%
73%
77%
70%
68%
$(10,000)
$(10,000)
$(7,000)
$200
$4,600
$5,700
$14,900
2015
2016
2017
2018
2019
2020
3Q YTD 2021
Adjusted E(L)BITDA
Operating Expense as a % of Revenue
HARROW HEALTH INC.